SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 18, 2005

Date of Report (Date of earliest event reported)

 PACIFIC VEGAS GLOBAL STRATEGIES, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-49701	84-1159783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16/F, Winsome House

73 Wyndham Street

Central, Hong Kong

(Address of principal executive offices, including zip code)

(011) (852) 3154-9370

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01                                             Completion of Acquisition or Disposition of Assets

As used in this report, “we,” “us,” “our,” or “Company” refer to Pacific Vegas Global Strategies, Inc., a Colorado corporation.

On November 18, 2005, we completed the sale of our 100.0% ownership interest in our wholly-owned subsidiary Cyber Technology Group Holdings Ltd. (“CTGH”) pursuant to the Stock Purchase Agreement (the “Agreement”) with Jiang Zuo (the “Buyer”) dated July 8, 2005.  A copy of the Agreement was previously filed as an Exhibit to our Current Report on Form 8-K dated July 8, 2005.

The Buyer paid us US$125,000.00 at the Closing.  In addition, the Buyer agreed to assume and pay, and to hold us harmless from, all liabilities shown on the unaudited consolidated balance sheet of CTGH which was attached to the Agreement as Exhibit A.  Further, the Buyer cancelled and waived at the Closing our liability to CTGH in the amount of US$549,288.

Item 9.01                                             Financial Statements and Exhibits

(a)             Financial Statements of Businesses Acquired.

N/A

(b)             Pro Forma Financial Information.

Unaudited Pro Forma Consolidated Condensed Financial Statements for Pacific Vegas Global Strategies, Inc. at June 30, 2005.

(c)             Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC VEGAS GLOBAL STRATEGIES, INC.
(Registrant)

Date:	November 18, 2005	By:	/s/ RAYMOND CHOU
Raymond Chou, CEO

Pro Forma Consolidated Condensed Financial
Statements

Pacific Vegas Global Strategies, Inc.

Six months ended June 30, 2005

Pacific Vegas Global Strategies, Inc.

Unaudited Pro Forma Consolidated Condensed Financial Statement

The unaudited pro forma consolidated condensed financial statements set forth below for Pacific Vegas Global Strategies, Inc. (“PVGS”) give effect to the disposition of subsidiary Cyber Technology Groups Holdings Limited (“CTCH”) and its subsidiary companies (collectively, the disposition), as if the disposition had been completed on January 1, 2004 and June 30, 2005 for income statement purposes and for balance sheet purposes respectively, subject to the assumptions and adjustments in the accompanying notes to the pro forma financial statements.  Upon the Disposition, PVGS will report CTCH as a discontinued operation, in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”.

The pro forma adjustments included herein are based on available information and certain assumptions that management believes are reasonable and are described in the accompanying notes to the pro forma financial statements.  The unaudited pro forma consolidated condensed financial statements do not necessarily represent what PVGS’s financial position or results of operations would have been had the CTCH disposition occurred on such dates or to project PVGS’s financial position or results of operations at that or for any future date or period.  In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma financial information have been made.  The unaudited pro forma consolidated condensed financial statements should be read in conjunction with the historical financial statements of PVGS.

Pacific Vegas Global Strategies, Inc.

Unaudited Pro Forma Consolidated Condensed Balance Sheet

At June 30, 2005

		PVGS	CTGH group	Other	PVGS
		Historical	disposition	adjustments	Pro forma
		US$	US$	US$	US$
		(Note 1)	(Note 2)	(Note 3)
ASSETS

Current Assets
Cash and cash equivalents		10,486	(10,486)	—	—
Accounts receivable	(Note 4)	—	—	125,000	125,000
Amount due from holding company	(Note 5)	—	(549,288)	549,288	—

Total current assets		10,486	(559,774)	674,288	125,000

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accrued expenses		24,361	(24,361)	—	—
Due to a director		857,871	(857,871)	—	—

Total current liabilities		882,232	(882,232)	—	—

Stockholders’ equity
Common stock
Authorized:
No par value, 100,000,000 shares of common stock
Issued and outstanding:
No par value, 99,963,615 shares of common stock		—	—	—	—
Additional paid-in capital		2,500,000	(2,500,000)	2,500,000	2,500,000
Accumulated losses		(3,260,085)	2,730,004	—	(530,081)
Loss for the period		(111,661)	92,454	(1,825,712)	(1,844,919)

Total stockholders’ equity		(871,746)	322,458	674,288	125,000

Total liabilities and stockholders’ equity		10,486	(559,774)	674,288	125,000

See notes to unuadited pro forma consolidated condensed financial statements

Pacific Vegas Global Strategies, Inc.

Unaudited Pro Forma Consolidated Condensed Statement of Operations

For the six months ended June 30, 2005

	PVGS	CTGH group	Other	PVGS
	Historical	disposition	adjustments	Pro forma
	US$	US$	US$	US$
	(Note 1)	(Note 2)	(Note 3)

Revenue	—	—	—	—

Expenses
Selling, general and administrative expenses	(111,661)	92,454	—	(19,207)

Loss from operations	(111,661)	92,454	—	(19,207)

Interest income	—	—	—	—

Loss from ordinary activities before income tax	(111,661)	92,454	—	(19,207)

Income tax expenses	—	—	—	—

Loss from ordinary activities	(111,661)	92,454	—	(19,207)

Loss on disposition of CTGH (Note 4)	—	—	(1,825,712)	(1,825,712)

Net loss	(111,661)	92,454	(1,825,712)	(1,844,919)

Loss per share:
Basic	(0.00)			(0.02)

Weighted average number of common shares outstanding	99,963,615			99,963,615

See notes to unuadited pro forma consolidated condensed financial statement

Pacific Vegas Global Strategies, Inc.

Unaudited Pro Forma Consolidated Condensed Statement of Operations

For the year ended December 31, 2004

	PVGS	CTGH group	Other	PVGS
	Historical	Disposition	adjustments	Pro forma
	US$	US$	US$	US$
	(Note 1)	(Note 2)	(Note 3)

Revenue	30,211	(30,211)	—	—

Expenses
Selling, general and administrative expenses	(1,365,106)	1,244,906	—	(120,200)
Depreciation	(268,365)	268,365	—	—
Impairment loss on property, plant and equipment	(643,864)	643,864	—	—
Provision for irrecoverable deposits	(108,442)	108,442	—	—

	(2,385,777)	2,265,577	—	(120,200)

Loss from operations	(2,355,566)	2,235,366	—	(120,200)

Interest income	8,465	(8,465)	—	—

Loss from ordinary activities before income tax	(2,347,101)	2,226,901	—	(120,200)

Income tax expense	—	—	—	—

Loss from ordinary activities	(2,347,101)	2,226,901	—	(120,200)

Loss on disposition of CTGH (Note 5)	—	—	(1,844,919)	(1,844,919)

Net loss	(2,347,101)	2,226,901	(1,844,919)	(1,965,119)

Loss per share:
Basic	(0.02)			(0.02)

Weighted average number of common shares outstanding	99,963,615			99,963,615

See notes to unuadited pro forma consolidated condensed financial statements

Pacific Vegas Global Strategies, Inc.

Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements

1.                           These columns reflect the historical results of operations and financial position of PVGS and its subsidiaries. The amounts are based on unaudited condensed consolidated financial statements for the six months ended June 30, 2005 and consolidated financial statements for the year ended December 31, 2004.

2.                           These columns reflect the historical results of operations and the historical financial position of CTGH and its subsidiaries (collectively known as “CTGH Group”) to reflect the disposition of CTGH Group from PVGS.

3.                           These columns reflect the recognition of disposition of investment in CTGH Group and other adjustments for the elimination of any assets or liabilities of the CTGH group which are agreed to be assumed by the buyer in accordance with the terms of the Stock Purchase Agreement (“S&P”).

4.                           This entry reflects the adjustment for accounting purposes for the loss on disposal of CTGH group. The disposition has been reflected in the pro forma balance sheet at the carrying value of CTGH group at the date of its disposal.  The loss is calculated as follows:

	June 30, 2005	December 31, 2004
	US$	US$

Consideration for CTGH Group as per the S&P (Note 5)	125,000	125,000
Amount due to CTGH from PVGS assumed by the buyer (Note 5)	549,288	530,081
Total consideration	674,288	655,081
Capital deficiency of CTGH Group disposed of	322,458	230,004
	996,746	885,085

Share of loss of CTGH Group	(2,822,458)	(2,730,004)

Loss on disposition	1,825,712	1,844,919

5.                           Pursuant to the terms of the S&P agreement, the consideration for the disposition of the common shares of CTGH group are US$125,000 in cash together with an agreement that the buyer agrees to assume all liabilities shown on the financial statements of CTGH Group as at June 30, 2005 and to cancel and release PVGS from its liability to CTGH in the amount of US$549,288.